[LOGO OF         USAA                         STATEMENT OF
USAA EAGLE       INVESTMENT                   ADDITIONAL INFORMATION
APPEARS HERE]    TRUST                        October 1, 1996
                                              As Supplemented December 2, 1996

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                      USAA INVESTMENT TRUST


USAA INVESTMENT TRUST (the Trust) is a registered investment company offering shares of eleven no-load mutual funds which are described in this Statement of Additional Information (SAI): the Income Strategy Fund, Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Growth Strategy Fund, Emerging Markets Fund, Gold Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (collectively, the Funds). Each Fund is classified as a diversified investment company and has its own investment objective designed to meet different investment goals.

You may obtain a free copy of a Prospectus for each Fund dated October 1, 1996, by writing to USAA Investment Trust, 9800 Fredericksburg Rd., San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in each Fund's Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with each Fund's Prospectus.


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                         TABLE OF CONTENTS



      PAGE
          2     Valuation of Securities
          3     Additional Information Regarding Redemption of Shares
          4     Investment Plans
          5     Investment Policies
          8     Special Risk Considerations
          8     Investment Restrictions
         13     Portfolio Transactions
         15     Further Description of Shares
         16     Tax Considerations
         17     Trustees and Officers of the Trust
         20     The Trust's Manager
         22     General Information
         22     Calculation of Performance Data
         24     Appendix A - Tax-Exempt Securities and Their Ratings
         27     Appendix B - Comparison of Portfolio Performance
         30     Appendix C - Dollar-Cost Averaging


                     VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing best efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The value of securities of the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds and the GNMA Trust is determined by one or more of the following methods:

(1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

(2) Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices at the time trading closes on the NYSE.

(3) Debt securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

(4) Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

(5) Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees.

Securities trading in foreign markets may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. The calculation of a Fund's NAV therefore may not take place contemporaneously with the determination of the prices of securities held by a Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in a Fund's NAV, unless the Manager determines that the particular event would materially affect NAV. In such a case, the Fund's Manager, under the supervision of the Board of Trustees, will use all relevant available information to determine a fair value for the affected portfolio securities.

         The value of the Treasury Money Market Trust's securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive upon the sale of the instrument.

         The valuation of the Treasury Money Market Trust's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

         The Board of Trustees has established procedures designed to stabilize the Treasury Money Market Trust's price per share, as computed for the purpose of sales and redemptions, at $1.00. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1.00 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a NAV per share by using available market quotations.

      ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of a shareholder's investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption which are subject to any special conditions, or which specify an effective date other than as provided herein, cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

         The Board of Trustees may cause the redemption of an account with a balance of less than $900, provided that (1) the value of such account has been reduced below the minimum initial investment required in such Fund at the time of the establishment of the account to less than $900 entirely for reasons other than market action, (2) the account has remained below the minimum initial investment for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to the last known address of the shareholder.

         The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

         For the mutual protection of the investor and the Funds, a guarantee of signature may be required by the Trust. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

Redemption By Check

Shareholders in the Treasury Money Market Trust may request that checks be issued for their accounts. A one-time $5 checkwriting fee is charged to each account by USAA Shareholder Account Services (Transfer Agent) for the use of the privilege. Checks must be written in the amount of at least $250.

         Checks issued to shareholders of the Treasury Money Market Trust will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. Dividends will continue to be earned by the shareholder until the shares are redeemed by the presentation of a check.

         When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of a check. If an investor's account is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

         After clearance, checks paid during the month will be returned to the shareholder by separate mail. The checkwriting privilege will be subject to the customary rules and regulations of State Street Bank and Trust
Company (State Street Bank or the Custodian) governing checking accounts. Other than the initial one-time fee, there is no charge to the shareholder for the use of the checks or for subsequent reorders of checks.

         The Trust reserves the right to assess a processing fee against a shareholder's account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

         The Trust, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

                         INVESTMENT PLANS

The following investment plans are made available by the Trust to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

Automatic Purchase of Shares

InveStart (registered trademark) - a low initial investment purchase plan. With this plan the regular minimum initial investment amount is waived if you make an initial investment as low as $100 with subsequent monthly additions of at least $50 through electronic funds transfer from a checking or savings account.

InvesTronic (registered trademark) - the regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

Direct Purchase Service - the periodic purchase of shares through electronic funds transfer from an employer, an income-producing investment, or an account with a participating financial institution.

Automatic Purchase Plan - the periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

Buy/Sell Service - the intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

         Participation in these automatic purchase plans will permit a shareholder to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

Systematic Withdrawal Plan

If a shareholder in a single investment account (accounts in different Funds cannot be aggregated for this purpose) owns shares having a NAV of $5,000 or more, the shareholder may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, shareholders may choose to have withdrawals electronically deposited at their bank or other financial institution. They may also elect to have checks mailed to a designated address.

         Such a plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. The shareholder may terminate participation in the plan at any time. There is no charge to the shareholder for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. Any additional expenses of administering the plan will be borne by the Manager.

         Withdrawals will be made by redeeming full and fractional shares on the date selected by the shareholder at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of a shareholder's investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, shareholders should not expect withdrawals to be offset by rising income or share value gains.

         Each redemption of shares may result in a gain or loss, which must be reported on the shareholder's income tax return. Therefore, a shareholder should keep an accurate record of any gain or loss on each withdrawal.

Tax-Deferred Retirement Plans (not available in the Growth and Tax Strategy
Fund)

Federal taxes on current income may be deferred if an investor qualifies for certain types of retirement programs. For the convenience of the investor, the following plans are made available by the Manager: IRA (including SEP/IRA) and 403(b)(7) accounts. The minimum initial investment in each of these plans is $250 or minimum $100 with a minimum $50 monthly electronic investment. Subsequent investments of $50 or more per account may be made at any time. Investments may be made in one or any combination of the portfolios described in the Prospectus of each Fund of USAA Investment Trust and USAA Mutual Fund, Inc.

         Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, 9800 Fredericksburg Rd., San Antonio, TX 78288. State Street Bank serves as Custodian of these tax-deferred retirement plans under the programs made available by the Manager. Applications for these retirement plans received by the Manager will be forwarded to the Custodian for acceptance.

         An administrative fee of $20 is deducted from the proceeds of a distribution closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between the investor and the Custodian, for further services requested of the Custodian.

         Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax adviser before establishing the plan. Detailed information about the plans may be obtained from the Manager.

                       INVESTMENT POLICIES

The section captioned INVESTMENT OBJECTIVE AND POLICIES in each Fund's Prospectus describes the fundamental investment objective and the investment policies applicable to each Fund and the following is provided as additional information.

Section 4(2) Commercial Paper and Rule 144A Securities

The Income Strategy, Balanced Strategy and Growth Strategy Funds may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of
Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

         Each Fund, except the GNMA Trust and the Treasury Money Market Trust, may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the Securities Act of 1933 for resales of certain securities to institutional investors.

Municipal Lease Obligations

The Income Strategy, Balanced Strategy, Growth Strategy and Growth and Tax Strategy Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

         Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

Liquidity Determinations

The Board of Trustees has established guidelines pursuant to which Municipal Lease Obligations, Section 4(2) Commercial Paper and Rule 144A Securities, and certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Restricted Put Bonds) may be determined to be liquid for purposes of complying with the Funds' investment restriction applicable to investments in illiquid securities. In determining the liquidity of Municipal Lease Obligations, Section 4(2) Commercial Paper and Rule 144A Securities, the Manager will consider the following factors, among others, established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers,
(3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Restricted Put Bonds, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Restricted Put Bond. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Restricted Put Bond based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

         Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A securities for purposes of the liquidity guidelines established by the Board of Trustees and will not be considered "restricted securities" for purposes of a Fund's investment restriction.

Calculation of Maturity for Fixed Income Securities

A fixed income security's maturity is typically determined on a stated final maturity basis, although there are some exceptions to the rule.

         If the issuer of the security has committed to take advantage of a maturity shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will be called, refunded, or redeemed will be considered to be its maturity date. Maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average lives of these securities will be shorter than their stated final maturities. A security will be treated as having a maturity earlier than its stated maturity date if the security has technical features, such as a put or demand feature which, in the judgement of the Manager, will result in the security being valued in the market as though it has the earlier maturity.

Lending of Securities

Each Fund may lend its securities. A lending policy may be authorized by the Trust's Board of Trustees and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the loaned securities. The Trustees will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such times as any loan is outstanding. The Trust will continue to receive interest on the loaned securities and will invest the cash collateral in short-term obligations of the U.S. Government or of its agencies or instrumentalities or in repurchase agreements, thereby earning additional interest.

         No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Trust may terminate such loans at any time.

Forward Currency Contracts

Each Fund, except the Growth and Tax Strategy, GNMA and Treasury Money Market Trusts, may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

         The Funds may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

         The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Funds to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Funds are obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Funds are obligated to deliver. The Funds are not required to enter into such transactions and will not do so unless deemed appropriate by the Manager.

         Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When-Issued Securities

Each Fund may invest in new issues of debt securities offered on a when-issued basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

         Debt securities purchased on a when-issued basis are subject to changes in value in the same way that other debt securities held in the Funds' portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund.

         On the settlement date of the when-issued securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

Investments in Real Estate Investment Trusts (REITs)

Because the Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, and World Growth Funds may invest a portion of their assets in REITs, the Funds may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Put and Call Options, Financial Futures Contracts, Options on Financial Futures Contracts

Although the GNMA Trust, Income Strategy, Balanced Strategy, Growth Strategy, and Emerging Funds are permitted to purchase and sell these contracts or options, the Funds have no current intention of doing so in the coming year and will not engage in such transactions without first notifying shareholders and supplying further information in each Fund's Prospectus.

                   SPECIAL RISK CONSIDERATIONS

Currency Exchange Rate Fluctuations

The Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds' assets may be invested in securities of foreign issuers. Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

Unpredictable Political, Economic and Social Conditions

For the Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds, investing in securities of foreign issuers presents certain other risks not present in domestic investments, including different accounting, reporting, and disclosure requirements for foreign issuers, possible political or social instability, including policies of foreign governments which may affect their respective equity markets, and foreign taxation requirements including withholding taxes.

                     INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for and are applicable to each Fund as stated. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

         Under the restrictions, each of the Growth and Tax Strategy, Cornerstone Strategy, Gold, International, and World Growth Funds may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the Investment Company Act of 1940, as amended (1940
         Act)) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

 (2) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

 (3) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (5) Purchase securities on margin or sell securities short, except that it may obtain such short-term credits as are necessary for the clearance of securities transactions.

 (6) Invest in put, call, straddle, or spread options or interests in oil, gas or other mineral exploration or development programs, except that it may purchase securities of issuers whose principal business activities fall within such areas in accordance with its investment objectives and policies.

 (7) Invest more than 2% of the market value of its total assets in marketable warrants to purchase common stock. Warrants initially attached to securities and acquired by a Fund upon original issuance thereof shall be deemed to be without value.

 (8) Purchase or sell real estate or partnership interests therein, except that the Cornerstone Strategy Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein.

 (9)     Purchase or sell commodities or commodity contracts.

(10) Purchase securities of other open-end investment companies, except a Fund may invest up to 10% of the market value of its total assets in such securities through purchases in the open market involving only customary broker's commissions or in connection with a merger, consolidation, reorganization, or acquisition of assets approved by the shareholders.

(11) Invest more than 5% of the market value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.

(12) Change the nature of its business so as to cease to be an investment company.

(13) Issue senior securities as defined in the 1940 Act, except as permitted by Section 18(f)(2) and rules thereunder.

         For purposes of restriction 8 above, interests in publicly traded Real Estate Investment Trusts (REITs) are not deemed to be real estate or partnership interests therein.

Each of the GNMA and Treasury Money Market Trusts may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the 1940 Act) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

 (2) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

 (3) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (5) Change the nature of its business so as to cease to be an investment company.

 (6) Issue senior securities as defined in the 1940 Act, except as permitted by Section 18(f)(2) and rules thereunder.

 (7) Purchase or sell real estate, commodities or commodity contracts, except that the GNMA Trust may invest in financial futures contracts and options thereon.

 (8) Purchase any security if immediately after the purchase 25% or more of the value of its total assets will be invested in securities of issuers principally engaged in a particular industry (except that such limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

The Emerging Markets Fund may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the 1940 Act) if, as a result, it would own more than 10% of the outstanding voting securities of such issuer or it would have more than 5% of the value of its total assets invested in the securities of such issuer.

 (2) Borrow money, except that it may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will it purchase securities when its borrowings exceed 5% of its total assets.

 (3) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. Government or its corporate instrumentalities.

 (4)     Issue senior securities, except as permitted under the 1940 Act.

 (5) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (6) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

Each of the Income Strategy, Balanced Strategy, and Growth Strategy Funds may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the 1940 Act) if, as a result, it would own more than 10% of the outstanding voting securities of such issuer or it would have more than 5% of the value of its total assets invested in the securities of such issuer.

 (2) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

 (3) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities.

 (4)     Issue senior securities, except as permitted under the 1940 Act.

 (5) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (6) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

With respect to each Fund's concentration policies as described above and in its Prospectus, the Manager uses industry classifications for industries based on categories established by Standard & Poor's Corporation (S&P) for the Standard & Poor's 500 Composite Index, with certain modifications. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries are included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing bonds or higher education revenue bonds. In addition, the Cornerstone Strategy Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry; the Basic Value Stocks, Foreign Stocks, and U.S. Government Securities investment categories are not considered industries for this purpose.

Additional Restrictions

The following restrictions are not considered to be fundamental policies of the Funds. Nevertheless, the Trust and each Fund will comply with them as long as they are required by any state where the Funds' shares are offered for sale. These additional restrictions may be changed by the Board of Trustees of the Trust without notice to or approval by the shareholders.

         Under the additional restrictions, each of the Growth and Tax Strategy, Cornerstone Strategy, Gold, International, and World Growth Funds may not:

 (1) Invest more than 5% of the market value of its total assets in securities of any issuer which, together with its predecessors, has a record of less than three years' continuous operation.

 (2) Purchase or retain the securities of any issuer if any officer of the Manager or officer or Trustee of the Trust own individually more than 1/2 of 1% of the outstanding securities of such issuer, and together beneficially own more than 5% of such outstanding securities.

 (3) Pledge, mortgage, or hypothecate its assets to any extent greater than 10% of the market value of its total assets.

 (4) Invest more than 15% of the market value of its total assets in securities which are illiquid or not readily marketable (including repurchase agreements maturing in more than seven days).

 (5) Invest in issuers for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition, or reorganization.

 (6) Participate on a joint or joint and several basis in any trading account in securities.

 (7) Purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

Each of the GNMA and Treasury Money Market Trusts may not:

 (1) Purchase securities on margin or sell securities short, except that it may obtain such short-term credits as are necessary for the clearance of securities transactions.

 (2) Invest in put, call, straddle, or spread options or interests in oil, gas or other mineral exploration or development programs, except that the GNMA Trust may write covered call and put options and purchase call and put options.

 (3) Invest more than 2% of the market value of its total assets in marketable warrants to purchase common stock. Warrants initially attached to securities and acquired by a Trust upon original issuance thereof shall be deemed to be without value.

 (4) Purchase securities of other open-end investment companies, except a Trust may invest up to 10% of the market value of its total assets in such securities through purchases in the open market involving only customary broker's commissions or in connection with a merger, consolidation, reorganization, or acquisition of assets approved by the shareholders.

 (5) Invest more than 5% of the market value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.

 (6) Purchase or retain the securities of any issuer if any officer of the Manager or officer or Trustee of the Trust own individually more than 1/2 of 1% of the outstanding securities of such issuer, and together beneficially own more than 5% of such outstanding securities.

 (7) Pledge, mortgage or hypothecate its assets to any extent greater than 10% of the market value of its total assets. A security covered by a call is not considered pledged.

 (8) Invest more than 15% (10% with respect to the Treasury Money Market Trust) of the market value of its net assets in securities which are illiquid or not readily marketable (including repurchase agreements maturing in more than seven days).

 (9) Invest in issuers for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition, or reorganization.

(10) Purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

The Emerging Markets Fund may not:

 (1) Pledge, mortgage or hypothecate its assets to any extent greater than 33 1/3% of the value of its total assets.


 (2) Purchase or retain securities of any issuer if any officer or Trustee of the Trust or its Manager owns individually more than one-half of one percent ( 1/2%) of the securities of that issuer, and collectively the officers and Trustees of the Trust and Manager together own more than 5% of the securities of that issuer.

 (3) Invest more than 15% of the value of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days).

 (4) Purchase securities on margin or sell securities short except that it may obtain short-term credits necessary for the clearance of securities transactions and make short sales against the box; for purposes of the restriction the deposit or repayment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund.

 (5) Purchase securities of other investment companies except to the extent permitted by applicable law.

 (6) Purchase or sell puts, calls, straddles or spreads or any combination thereof, except to the extent permitted by applicable law.

 (7) Purchase interests in oil, gas, or other mineral exploration or development programs, except that it may purchase securities of issuers whose principal business activities fall within such areas.

 (8) Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges (for this purpose, warrants attached to securities will be deemed to have no value).

 (9) Invest more than 5% of the value of its assets in securities of companies having a record of less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations,
         (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation and (c) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors.

(10) Purchase or sell commodities or commodity contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.

(11) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein).

(12) Invest more than 15% of its total assets in restricted securities of all types (including not more than 5% of its total assets in restricted securities which are not eligible for resale pursuant to Rule 144A).

(13) Invest, at the time of acquisition, more than 10% of the value of its assets in debt or fixed income securities in default of the timely payment of interest or repayment of principal.

Each of the Balanced Strategy, Growth Strategy, and Income Strategy Funds may not:

 (1) Pledge, mortgage or hypothecate its assets to any extent greater than 33 1/3% of the value of its total assets.

 (2) Purchase or retain securities of any issuer if any officer or Trustee of the Trust or its Manager owns individually more than one-half of one percent ( 1/2%) of the securities of that issuer, and collectively the officers and Trustees of the Trust and Manager together own more than 5% of the securities of that issuer.

 (3) Invest more than 15% of the value of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days).

 (4) Purchase securities on margin or sell securities short except that it may obtain short-term credits necessary for the clearance of securities transactions and make short sales against the box; for purposes of the restriction the deposit or repayment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund.

 (5) Purchase securities of other investment companies except to the extent permitted by applicable law.

 (6) Purchase or sell puts, calls, straddles or spreads or any combination thereof, except to the extent permitted by applicable law.

 (7) Purchase interests in oil, gas, or other mineral exploration or development programs, except that it may purchase securities of issuers whose principal business activities fall within such areas.

 (8) Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges (for this purpose, warrants attached to securities will be deemed to have no value).

 (9) Invest more than 5% of the value of its assets in securities of companies having a record of less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations,
         (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation and (c) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors.

(10) Purchase or sell commodities or commodity contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.

(11) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein).

(12) Purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                      PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated September 21, 1990, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager, better prices and execution are available elsewhere.

         In the allocation of brokerage business used to purchase securities for the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds, preference may be given to those broker-dealers who provide research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. In return for such services, a Fund may pay to a broker a higher commission than may be charged by other brokers, provided that the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager to the Funds and its other clients. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

         Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

         The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

Brokerage Commission

During the last three fiscal years, the Funds paid the following brokerage fees:

           FUND                         1994*          1995           1996
           ----                         -----          ----           ----
         Income Strategy**                -              -         $    3,434
         Growth and Tax Strategy    $   39,132     $   30,774      $   58,596
         Balanced Strategy**              -              -         $   16,908
         Cornerstone Strategy       $1,109,515     $1,278,398      $1,560,138
         Growth Strategy**                -              -         $  104,911
         Emerging Markets                 -        $  140,877 ***  $  394,696
         Gold                       $  300,325     $  299,874      $  224,458
         International              $  497,303     $1,422,707      $1,551,078
         World Growth               $  301,922     $  599,043      $  709,486

During the last three fiscal years, the Funds paid the following brokerage fees to USAA Brokerage Services, a discount brokerage service of the Manager:

           FUND                         1994*          1995           1996
           ----                         -----          ----           ----
         Income Strategy**                -              -         $      216
         Growth and Tax Strategy          -        $    1,400      $      400
         Balanced Strategy**              -              -         $      632
         Cornerstone Strategy             -        $    2,120      $    4,000
         Growth Strategy**                -              -         $      556
         Emerging Markets                 -              -         $     -
         Gold                             -              -               -
         International                    -              -               -
         World Growth               $    9,848     $    7,576      $      928
---------------------
          *    For the eight-month period ended May 31, 1994.
         **    For the nine-month period ended May 31, 1996.
        ***    For the seven-month period ended May 31, 1995.
       ****    These amounts are 6.29%, .68%, 3.74%, .26%, .53%, and
               .13%, respectively, of brokerage fees paid by  each Fund.

For the year ended May 31, 1996, 4.34%, 1.16%, 5.28%, 1.03%, .88%, and .40%,
of the aggregate dollar amounts of transactions involving the payment of commissions by the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, and World Growth Funds, respectively, were effected through USAA Brokerage Services.

         The Manager directed a portion of the Funds' brokerage transactions to certain broker-dealers that provided the Manager with research, statistical and other information. Such transactions amounted to $1,726,750, $30,068,686, $7,730,091, $35,264,431, $20,270,670, $77,423, $1,743,610 and $24,352,126, and
the related brokerage commissions were $2,462, $33,696, $11,006, $51,316, $28,279, $135, $3,430 and $31,643 for the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, International and World Growth Funds, respectively, for the year ended May 31, 1996.

Portfolio Turnover Rates

The rate of portfolio turnover in any of the Funds (other than the Treasury Money Market Trust) will not be a limiting factor when the Manager deems changes in a Fund's portfolio appropriate in view of its investment objective. Although no Fund (other than the Growth and Tax Strategy Fund) will purchase or sell securities solely to achieve short-term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. The Growth and Tax Strategy Fund may engage in riskless principal and similar transactions for the purchase and sale of tax-exempt debt securities. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. The Growth and Tax Strategy Fund may experience a portfolio turnover rate in excess of 100%. It is not anticipated however, that the portfolio turnover rates of the Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds or the GNMA Trust will exceed 100%.

         The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

For the last two fiscal years, the Funds' portfolio turnover rates were as follows:

           FUND                       1995            1996
           ----                       ----            ----
         Income Strategy               -              78.60**
         Growth and Tax Strategy1   265.52%          202.55
         Balanced Strategy             -              26.53**
         Cornerstone Strategy        33.17%           36.15
         Growth Strategy               -              40.21**
         Emerging Markets            34.87%*          87.98
         Gold                        34.76%           16.48
         International               64.30%           70.01
         World Growth                58.88%           60.97
         GNMA Trust                  93.78%          127.77***
--------------------
          *    For the seven-month period ended May 31, 1995.
         **    For the nine-month period ended May 31, 1996.
        ***    The turnover rate was higher because the assets
               in the portfolio were repositioned in response to changing market conditions.
          1    The Fund may simultaneously purchase and sell the same
               securities. These transactions can be high in volume and dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would be as follows:

                                                    YEAR ENDED     YEAR ENDED
                                                   MAY 31, 1995   MAY 31, 1996
                                                   ------------   ------------
         Portfolio turnover(%)                         131.28          61.98
         Purchases and sales of this type
           are as follows:
              Purchases (000)                        $234,367       $192,239
              Sales (000)                            $234,669       $192,490

                  FURTHER DESCRIPTION OF SHARES

The Trust is authorized to issue shares of beneficial interest in separate portfolios. Eleven such portfolios have been established which are described in this SAI. Under the First Amended and Restated Master Trust Agreement (Master Trust Agreement), dated June 2, 1995, as amended, the Board of Trustees is authorized to create new portfolios in addition to those already existing without the approval of the shareholders of the Trust. The Cornerstone Strategy and Gold Funds were established May 9, 1984, by the Board of Trustees and commenced public offering of their shares on August 15, 1984. The International Fund, established on November 4, 1987, commenced public offering of its shares on July 11, 1988. The Growth and Tax Strategy Fund was established on November 3, 1988, and commenced public offering of its shares on January 11, 1989. On November 7, 1990, the Board of Trustees established the GNMA Trust and Treasury Money Market Trust and commenced public offering of their shares on February 1, 1991. The World Growth Fund was established on July 21, 1992, and commenced public offering of its shares on October 1, 1992. The Emerging Markets Fund was established on September 7, 1994, and commenced public offering of its shares on November 7, 1994. The Income Strategy, Balanced Strategy, and Growth Strategy Funds were established on June 2, 1995, and commenced public offering of their shares on September 1, 1995.

         The assets of each Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Trustees. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

         Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. On any matter submitted to the shareholders, the holder of any share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. For example, a proposed change in the investment objectives of a particular Fund would require the affirmative vote of a majority of the outstanding voting securities of only that Fund.

         Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

         When issued, each Fund's shares are fully paid and nonassessable by the Trust, have no preemptive or subscription rights, and are fully transferable. There are no conversion rights.

                        TAX CONSIDERATIONS
Taxation of the Funds

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

         To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test); (2) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities, and certain options, futures contracts, forward contracts, and foreign currencies held for less than three months (the 30% test); and (3) satisfy certain diversification requirements, at the close of each quarter of the Fund's taxable year. In the case of the Growth and Tax Strategy Fund, in order to be entitled to pay exempt-interest dividends to shareholders, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations the interest of which is exempt from federal income tax. The Growth and Tax Strategy Fund intends to satisfy this requirement.

         The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of excise tax.

         The Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds' ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies, as well as certain other investments.

         If the Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, or World Growth Funds invest in an entity that is classified as a "passive foreign investment company" (PFIC) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

Taxation of the Shareholders

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares before he has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

         In the case of the Growth and Tax Strategy Fund, if a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Growth and Tax Strategy Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

         The Growth and Tax Strategy Fund may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to AMT and the amount of any tax to be paid.

         Opinions relating to the validity of the tax-exempt securities purchased for the Growth and Tax Strategy Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Fund's counsel makes any review of the basis of such opinions.

         The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.

                TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of seven Trustees. Set forth below are the Trustees and officers of the Trust, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Rd., San Antonio, TX 78288. George E. Brown is retiring from the Board of Trustees on December 31, 1996. Effective January 1, 1997, Robert L. Mason will replace George E. Brown as a Trustee on the Board of Trustees.

Robert G. Davis 1, 2
Director and Chairman of the Board of Directors
Age: 50

President, Chief Executive Officer, Director and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (12/96-present); Director, Vice Chairman, Executive Vice President, and Chief Operating Officer, USAA Financial Planning Network, Inc. (9/96-present); Special Assistant to Chairman, United Services Automobile Association (USAA) (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus, (8/91-12/95). Mr. Davis also will serve as a Trustee and Chairman of the Board of Trustees of USAA State Tax-Free Trust and as a Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA Shareholder Account Services, USAA Federal Savings Bank and USAA Real Estate Company.

Michael J. C. Roth 1, 2
Trustee, President and Vice Chairman of the Board of Trustees
Age: 55

Chief Executive Officer, IMCO (10/93-present); President, Director and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth currently serves as President, Trustee and Vice Chairman of the Board of Trustees of USAA State Tax-Free Trust, as President, Director and Vice Chairman of the Boards of Directors of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc. and USAA Shareholder Account Services, as Director of USAA Life Insurance Company and as Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Trustee and Vice President
Age: 61

Senior Vice President, Investments, IMCO (10/85-present); Director, BHC Financial, Inc. and BHC Securities, Inc. (1/87-present). Mr. Saunders currently serves as a Trustee and Vice President of USAA State Tax-Free Trust, as a Director of IMCO, Director and Vice President of USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc., as Senior Vice President of USAA Shareholder Account Services, and as Vice President of USAA Life Investment Trust.

George E. Brown 3, 4, 5
5829 Northgap Drive
San Antonio, TX  78239
Trustee
Age: 78

Retired. Mr. Brown currently serves as a Trustee of USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX  78209
Trustee
Age: 51

President, Postal Addvantage (7/92-present); Consultant, Nancy Harkins
Stationer (8/91-12/95).   Mrs. Dreeben currently serves as a Trustee of USAA
State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Howard L. Freeman, Jr. 2, 3, 4, 5
2710 Hopeton
San Antonio, TX  78230
Trustee
Age: 61

Retired. Assistant General Manager for Finance, San Antonio City Public Service Board (1976-1996). Mr. Freeman currently serves as a Trustee of USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX  78230
Director
Age: 50

Manager, Statistical Analysis Section, Southwest Research Institute (8/75 - present). Dr. Mason currently serves as a Trustee of USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX  78216
Trustee
Age: 53

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker currently serves as a Trustee of USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Michael D. Wagner 1
Secretary
Age: 48

Vice President, Corporate Counsel, USAA (1982-present). Mr. Wagner has held various positions in the legal department of USAA since 1970 and currently serves as Vice President, Secretary and Counsel, IMCO and USAA Shareholder Account Services; Secretary, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc.; and as Vice President, Corporate Counsel, for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 46

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94); Vice President, Compliance, IMCO (12/91-5/94); Vice President, Compliance, Fund Management Co. (10/89-11/91); and Vice President, Compliance, AIM Distributors, Inc. (4/82-11/91). Mr. Ciccone currently serves as Assistant Secretary of USAA State Tax-Free Trust, USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Sherron A. Kirk 1
Treasurer
Age: 51

Vice President, Controller, IMCO (10/92-present); Vice President, Corporate Financial Analysis, USAA (9/92-10/92); Assistant Vice President, Financial Plans and Support, USAA (8/91-9/92). Mrs. Kirk currently serves as Treasurer of USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc., and as Vice President, Controller of USAA Shareholder Account Services.

Dean R. Pantzar 1
Assistant Treasurer
Age: 37

Executive Director, Mutual Fund Accounting, IMCO (10/95-present); Director, Mutual Fund Accounting, IMCO (12/94-10/95); Senior Manager, KPMG Peat Marwick LLP (7/88-12/94). Mr. Pantzar currently serves as Assistant Treasurer of USAA Mutual Fund, Inc., USAA State Tax-Free Trust, and USAA Tax Exempt Fund, Inc.
-------------
1 Indicates those Trustees and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
2        Member of Executive Committee
3        Member of Audit Committee
4        Member of Pricing and Investment Committee
5        Member of Corporate Governance Committee

         Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Trustees reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees.

         In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager:
Harry W. Miller, Senior Vice President, Investments (Equity); Carl W. Shirley, Senior Vice President, Insurance Company Portfolios; and John J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the Trustees, officers and managerial level employees of the Trust or its Manager.

         The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 1996.

 Name                             Aggregate     Total Compensation
  of                             Compensation    from the USAA
Trustee                         from the Trust  Family of Funds (c)
--------                       ---------------  -------------------
C. Dale Briscoe*                    $3,470            $13,400
George E. Brown (a)                  6,647             25,400
Barbara B. Dreeben                   6,647             25,400
Howard L. Freeman, Jr.               6,647             25,400
M. Staser Holcomb**                  None(b)           None(b)
Michael J.C. Roth                    None(b)           None(b)
John W. Saunders, Jr.                None(b)           None(b)
Richard A. Zucker                    6,647             25,400
----------------

 * Effective January 1, 1996, C. Dale Briscoe retired from the Board of Trustees.

** Effective December 1, 1996, Robert Davis replaced S. Staser Holcomb as Trustee and Chairman of the Board of Trustees.

(a) The USAA Family of Funds has accrued deferred compensation for Mr. Brown in an amount (plus earnings thereon) of $21,302. The compensation was deferred by Mr. Brown pursuant to a non-qualified Deferred Compensation Plan, under which deferred amounts accumulate interest quarterly based on the annualized U.S. Treasury Bill rate in effect on the last day of the quarter. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the USAA Funds until paid. The Deferred Compensation Plan was terminated in 1988 and no compensation has been deferred by any Trustee/Director of the USAA Family of Funds since the Plan was terminated.

(b) M. Staser Holcomb, Michael J.C. Roth, and John W. Saunders, Jr. are affiliated with the Trust's investment adviser, IMCO, and, accordingly, receive no remuneration from the Trust or any other Fund of the USAA Family of Funds.

(c) At May 31, 1996, the USAA Family of Funds consisted of 4 registered investment companies offering 33 individual funds. Each Trustee presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of five funds offered to investors in a fixed and variable annuity contract with USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

         All of the above Trustees are also Trustees/Directors of the other funds for which IMCO serves as investment adviser. No compensation is paid by any fund to any Trustee/Director who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust also reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of June 30, 1996, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

         As of June 30, 1996, USAA and its affiliates owned 502,387 shares (40.7%) of the Income Strategy Fund, 500,000 shares (26.1%) of the Balanced Strategy Fund, 358,538 shares (5.3%) of the Growth Strategy Fund, 6,322,933 shares (27.4%) of the International Fund, 1,284,506 shares (7.6%) of the World Growth Fund, 368,700 shares (1.2%) of the GNMA Trust and no shares of the Growth and Tax Strategy Fund, Cornerstone Strategy Fund, Emerging Markets Fund, Gold Fund, and Treasury Money Market Trust.

         The Trust knows of no other persons who, as of June 30, 1996, held of record or owned beneficially 5% or more of the voting stock of any Fund's shares.

                       THE TRUST'S MANAGER

As described in each Fund's Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing the services under the Advisory Agreement. The Manager, organized in May 1970, has served as investment adviser and underwriter for USAA Investment Trust from its inception.

         In addition to managing the Trust's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $30.4 billion, of which approximately $17.8 billion were in mutual fund portfolios.

Advisory Agreement

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment, and accounting services (in addition to those provided by the Custodian) for the Trust. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, each Fund has agreed to pay the Manager a fee computed as described under MANAGEMENT OF THE TRUST in its Prospectus. Management fees are computed and accrued daily and are payable monthly.

         Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any), brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, charges of transfer agents, custodians and dividend disbursing agents, costs of preparing and distributing proxy material, costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of Trustees who are not interested (not affiliated) persons of the Manager, costs of typesetting, printing and mailing the Prospectus, SAI and periodic reports to existing shareholders, and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI and reports to prospective shareholders.

         The Advisory Agreement will remain in effect until June 30, 1997, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

         Under the terms of the Advisory Agreement, the Manager is required to reimburse each Fund in the event that the total annual expenses, inclusive of the management fees, but exclusive of the interest, taxes, brokerage fees, excess custodian costs attributable to investments in foreign securities, and extraordinary items, incurred by that Fund exceeds any applicable state expense limitation. At the current time, the most restrictive expense limitation is 2.5% of the first $30,000,000 of average net assets (ANA), 2% of the next $70,000,000 ANA, and 1.5% of the remaining ANA.

         From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to continue to limit the annual expenses of the Treasury Money Market Trust to .375% and the Income Strategy and Balanced Strategy Funds to 1.00% and 1.25%, respectively, of its ANA until October 1, 1997, and will reimburse the Funds for all expenses in excess of such limitation. After October 1, 1997, any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to the shareholders.

For the last three fiscal years, management fees were as follows:

      FUND                           1994*          1995             1996
      ----                        ----------     ----------       ----------
    Income Strategy                    -              -           $   34,662***
    Growth and Tax Strategy       $  422,542     $  646,528       $  728,915
    Balanced Strategy                  -              -           $   66,393***
    Cornerstone Strategy          $3,858,194     $6,268,976       $7,072,915
    Growth Strategy                    -              -           $  219,751***
    Emerging Markets                   -         $   80,503**     $  308,963
    Gold                          $  863,578     $1,224,603       $1,170,207
    International                 $  723,783     $2,171,329       $2,730,374
    World Growth                  $  539,899     $1,310,951       $1,708,489
    GNMA Trust                    $  229,184     $  318,921       $  361,221
    Treasury Money Market Trust   $   26,970     $   59,980       $   94,427

As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

      FUND                           1994*          1995             1996
      ----                        ----------     ----------       ----------
    Income Strategy                    -              -           $   34,662***
    Balanced Strategy                  -              -           $   66,393***
    Emerging Markets                   -         $    8,091**           -
    Treasury Money Market Trust   $   26,970     $   54,428       $   21,001
-------------
           *  For the eight-month period ended May 31, 1994.
          **  For the seven-month period ended May 31, 1995.
         ***  For the nine-month period ended May 31, 1996.

Underwriter

The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

Transfer Agent

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee ranging from $23.50 to $26.00 per account. This fee is subject to change at any time.

         The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, the Funds pay all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust.

                       GENERAL INFORMATION

Custodian

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Trust's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments. In addition, assets of the Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds may be held by certain foreign banks and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

Counsel

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Auditors

KPMG Peat Marwick LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Trust's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

Financial Statements

The financial statements for each of the Funds of USAA Investment Trust and the Independent Auditors' Reports thereon for the fiscal year ended May 31, 1996, are included in the Annual Reports to Shareholders of that date and are incorporated herein by reference. The Manager will deliver a copy of the Fund's Annual Report free of charge with each SAI requested.

                 CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under PERFORMANCE INFORMATION in its Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

Yield - Treasury Money Market Trust

When the Treasury Money Market Trust quotes a "current annualized" yield, it is based on a specified recent seven-calendar-day period. It is computed by
(1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365divided by7). The resulting yield figure is carried to the nearest hundredth of one percent.

         The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Trust's average account size.

         The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Trust's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

         Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

       Yield For 7-day Period ended 5/31/96 . . . . . 4.85%
  Effective Yield For 7-day Period ended 5/31/96 . . . . . 4.97%

Yield - Income Strategy Fund, Growth and Tax Strategy Fund and GNMA Trust

These Funds may advertise performance in terms of 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD   = 2((((a - b) / (cd) + 1) ^6) - 1


Where:   a  =   dividends and interest earned during the period expenses
         b  =   accrued for the period (net of reimbursement)
         c  =   the average daily number of shares outstanding during
                the period that were entitled to receive dividends
         d  =   the maximum offering price per share on the last day of
                the period

The 30-day yields for the period ended May 31, 1996 for the Income Strategy Fund, Growth and Tax Strategy Fund and GNMA Trust were 5.18%, 3.71% and 6.70%, respectively.

Tax Equivalent Yield

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax equivalent yield" means converting a tax-exempt yield to a pretax equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. Because the Growth and Tax Strategy Fund invests a significant percentage of its assets in tax-exempt securities, it may advertise performance in terms of a 30-day tax equivalent yield.

         To calculate a tax equivalent yield, an investor must know his federal marginal income tax rate. The tax equivalent yield for the Growth and Tax Strategy Fund is then computed by dividing that portion of the yield which is tax-exempt by the complement of the federal marginal tax rate and adding the product to that portion of the yield which is taxable. The complement, for example, of a federal marginal tax rate of 36.0% is 64.0%, that is (1.00-0.36=0.64).

     Tax Equivalent Yield = (% Tax Exempt Income x 30-day Yield/ (1-Federal
              Marginal Tax Rate)) + (% Taxable Income x 30-day Yield)

         Based on a federal marginal tax rate of 36.0%, the tax equivalent yield for the Growth and Tax Strategy Fund for the period ended May 31, 1996, was 5.1%.

Total Return

The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1 + T)^n = ERV

     Where:    P  =  a hypothetical initial payment of $1,000
               T  =  average annual total return
               n  =  number of years
             ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The calculation assumes any charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

                                   Average Annual Total Returns
                                     For Periods Ended 5/31/96

                                1          5         10          From
  Fund                        year       years      years     Inception*
  ----                        -----      -----      -----     ----------
Income Strategy                -          -          -          3.23%
Growth and Tax Strategy      14.61%      9.68%       -          9.78%
Balanced Strategy              -          -          -          6.37%
Cornerstone Strategy         17.79%     11.83%     11.84%        -
Growth Strategy                -          -          -         27.76%
Emerging Markets             16.93%       -          -          8.73%
Gold                         23.66%     11.93%      7.80%        -
International                19.71%     13.13%       -         10.58%
World Growth                 22.43%       -          -         14.19%
GNMA Trust                    3.65%      7.31%       -          7.24%

  * Data from inception is shown for Funds that are less than ten years old. Income Strategy, Balanced Strategy, and Growth Strategy Funds commenced operations on September 1, 1995. Growth and Tax Strategy Fund commenced operations on January 11, 1989. Emerging Markets Fund commenced operations on November 7, 1994. International Fund commenced operations on July 11, 1988. World Growth Fund commenced operations on October 1, 1992. GNMA Trust commenced operations on February 1, 1991.

       APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

Tax-Exempt Securities

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

         The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Discount Notes.

         The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Investors Service, Inc. (Fitch), and Duff & Phelps Inc. represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

Ratings

Excerpts from Moody's Bond (Tax-Exempt Securities) Ratings:

Aaa      Bonds which are rated Aaa are judged to be of the best quality.
         They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Those bonds in the Aa, A, and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, and Baa1.

A description of ratings Ba and below assigned to debt obligations by Moody's is included in Appendix A of the Emerging Markets Fund Prospectus.

Excerpts of Moody's Ratings of Short-Term Loans (State and Tax-Exempt Notes):

Moody's ratings for state and tax-exempt notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:

MIG-1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG-2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Excerpts of Moody's Rating of Commercial Paper:

Prime-1 Issuers have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      *  Leading market positions in well-established industries.
      *  High rates of return on funds employed.
      *  Conservative capitalization structure with moderate
           reliance on debt and ample asset protection.
      *  Broad margins in earnings coverage of fixed financial
           charges and high internal cash generation.
      * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Excerpts from S&P's Bond Ratings:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A description of ratings BB and below assigned to debt obligations by S&P is included in Appendix A of the Emerging Markets Fund Prospectus.

Excerpts of S&P's Ratings of Tax-Exempt Notes:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Excerpts of S&P's Rating of Commercial Paper:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Excerpts of Fitch's Ratings of Bonds:

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A        Bonds considered to be investment grade and of high credit quality.
         The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

Plus (+) and Minus (-): Plus and Minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Excerpts of Fitch's Ratings to Commercial Paper, Certificates of Deposit, and Tax-Exempt Notes:

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Excerpts from Duff & Phelps Long-Term Rating Scale:

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+ High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic
AA       conditions.
AA-
A+       Protection factors are average but adequate.  However, risk factors
A        are variable and greater in periods of economic stress.
A-

BBB+ Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic
BBB      cycles.
BBB-

Excerpts from Duff & Phelps Commercial Paper Rating Scale:

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

         Fund performance may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include the following:

AAII Journal, a monthly association magazine for members of the American Association of Individual Investors.

Arizona Republic, a newspaper which may cover financial and investment news.

Austin American-Statesman, a newspaper which may cover financial news.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

Chicago Tribune, a newspaper which may cover financial news.

Consumer Reports, a monthly magazine which from time to time reports on companies in the mutual fund industry.

Dallas Morning News, a newspaper which may cover financial news.

Denver Post, a newspaper which may quote financial news.

Financial Services Week, a weekly newspaper which covers financial news.

Financial Planning, a monthly magazine that periodically features companies in the mutual fund industry.

Financial World, a monthly magazine which may periodically review mutual fund companies.

Forbes, a national business publication that periodically reports the performance of companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Fund Action, a mutual fund news report.

Houston Chronicle, a newspaper which may cover financial news.

Houston Post, a newspaper which may cover financial news.

IBC/Donoghue's Moneyletter, a biweekly newsletter which covers financial news and from time to time rates specific mutual funds.

Income and Safety, a monthly newsletter that rates mutual funds.

InvesTech, a bimonthly investment newsletter.

Investment Advisor, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

Investment Company Institute, the national association of the American investment company industry.

Investor's Business Daily, a newspaper which covers financial news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Fixed Income Fund Performance Analysis, a monthly publication of industry-wide mutual fund performance averages by type of fund.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly and quarterly publication of industry-wide mutual fund performance averages by type of fund.

Los Angeles Times, a newspaper which may cover financial news.

Louis Rukeyser's Wall Street, a publication for investors.

Medical Economics, a monthly magazine providing information to the medical profession.

Money, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

Morningstar 5 Star Investor, a monthly newsletter which covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

Mutual Fund Forecaster, a monthly newsletter that ranks mutual funds.

Mutual Fund Investing, a newsletter covering mutual funds.

Mutual Fund Performance Report, a monthly publication of mutual fund performance and rankings, produced by Morningstar, Inc.

Mutual Funds Magazine, a monthly publication reporting on mutual fund investing.

Mutual Fund Source Book, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

Mutual Fund Values, a biweekly guidebook to mutual funds, produced by Morningstar, Inc.

Newsweek, a national business weekly.

New York Times, a newspaper which may cover financial news.

No Load Fund Investor, a newsletter covering companies in the mutual fund industry.

Personal Investor, a monthly magazine which from time to time features mutual fund companies and the mutual fund industry.

San Antonio Business Journal, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

San Antonio Express-News, a newspaper which may cover financial news.

San Francisco Chronicle, a newspaper which may cover financial news.

Smart Money, a monthly magazine featuring news and articles on investing and mutual funds.

USA Today, a newspaper which may cover financial news.

U.S. News and World Report, a national business weekly that periodically reports on mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which covers financial news.

Washington Post, a newspaper which may cover financial news.

Weisenberger Mutual Funds Investment Report, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

World Monitor, The Christian Science Monitor Monthly.

Worth, a magazine which covers financial and investment subjects including mutual funds.

Your Money, a monthly magazine directed toward the novice investor.

         In addition, the Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds may be cited for performance information and articles in International Reports, a publication providing insights on world financial markets and economics.

         The GNMA and Treasury Money Market Trusts may be cited in:

The Bond Buyer, a daily newspaper which covers bond market news.

IBC/Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Taxable 100% U.S. Treasury Money Fund Average."

IBC's Money Market Insight, a monthly money market industry analysis prepared by IBC USA, Inc.

         In addition to the sources above, performance of our Funds may also be tracked by Lipper Analytical Services, Inc. and Morningstar, Inc. A Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective and portfolio holdings. The Cornerstone Strategy Fund will be compared to funds in Lipper's global flexible portfolio fund category, the Gold Fund to funds in Lipper's gold oriented fund category, the International Fund to Lipper's international fund category, the Growth and Tax Strategy Fund and the Balanced Strategy Fund to Lipper's and Morningstar's balanced fund categories, the Growth Strategy Fund to Lipper's flexible portfolio fund category and to Morningstar's asset allocation fund category, the Income Strategy Fund to Lipper's general bond funds category and to Morningstar's asset allocation fund category, the World Growth Fund to Lipper's global fund category, the Treasury Money Market Trust to Lipper's short-term U.S. Government funds category, the GNMA Trust to Lipper's GNMA funds category, and the Emerging Markets Fund to Lipper's emerging markets fund category. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

         For comparative purposes, unmanaged indexes of comparable securities or economic data may be cited. Examples include the following:

 - Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in The Bond Buyer.

 - Consumer Price Index, a measure of U.S. inflation in prices on consumer goods.

 - Financial Times Gold Mines Index, an index that includes gold mining companies if they: a) have sustainable, attributable gold production of at least 300,000 ounces a year; b) draw at least 75% of revenue from mined gold sales; and c) have at least 10% of their capital available to the investing public.

 -   Ibbotson Associates, Inc., Stocks, Bonds, Bills, and Inflation Yearbook.

 - IFC Investable Index (IFCI) and IFC Global Index (IFCG), premier benchmarks for international investors. Both index series cover 25 discrete markets, regional indexes, and a composite index, providing the most accurate representation of the emerging markets universe available.

 -   Lehman Brothers Inc. GNMA 30 Year Index.

 - Lehman Brothers Municipal Bond Index, a total return performance benchmark for the long-term investment grade tax-exempt bond market.

 -   London Gold, a traditional index that prices London gold.

 - London Gold PM Fix Price, the evening gold prices as set by London dealers.

 - Morgan Stanley Capital Index (MSCI) - EAFE, an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market.

 - Morgan Stanley Capital Index (MSCI) - World, an unmanaged index which reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

 - NAREIT Equity Index (National Association of Real Estate Investment Trusts, Inc.), a broad based listing of all tax-qualified REITs (only common shares issued by the REIT) listed on the NYSE, American Stock Exchange and NASDAQ.

 - Philadelphia Gold/Silver Index (XAU), an index representing nine holdings in the gold and silver sector.

 - S&P 500 Index, a broadbased composite unmanaged index that represents the average performance of a group of 500 widely held, publicly traded stocks.

 - Shearson Lehman Hutton Bond Indices - indices of fixed-rate debt issues rated investment grade or higher which can be found in the Bond Market Report.

         Other sources for total return and other performance data which may be used by a Fund or by those publications listed previously are Schabaker Investment Management, and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.



                APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

         This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

         While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

         As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.



                                 HOW DOLLAR-COST AVERAGING WORKS

                              $100 Invested Regularly for 5 Periods

                                          Market Trend
                  -------------------------------------------------------------

                        Down                       Up               Mixed
                  -------------------     ----------------   ------------------
                  Share       Shares     Share     Shares    Share     Shares
   Investment     Price     Purchased    Price   Purchased   Price    Purchased
                  -------------------    -----------------   ------------------
     $100          10          10          6       16.67      10         10
      100           9          11.1        7       14.29       9         11.1
      100           8          12.5        7       14.29       8         12.5
      100           8          12.5        9       11.1        9         11.1
      100           6          16.67      10       10         10         10
     ----          --          -----      --       -----      --         ----
     $500       ***41          62.77   ***39       66.35   ***46         54.7
                   *Avg. Cost: $7.97  *Avg. Cost:  $7.54   *Avg. Cost:   $9.14
                               -----               -----                 -----
                 **Avg. Price: $8.20 **Avg. Price: $7.80  **Avg.Price:   $9.20
                               -----               -----                 -----

      * Average Cost is the total amount invested divided by shares purchased. ** Average Price is the sum of the prices paid divided by number of purchases.
    ***  Cumulative total of share prices used to compute average prices.



06088-1296